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                          STANDARD FORM OF LOFT LEASE
                    The Real Estate Board of New York, Inc.
                    (C) Copyright 1982. All Rights Reserved.              L-1/83
                  Reproduction in whole or in part prohibited.
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AGREEMENT  OF LEASE,  made as of this day    of April  1997,  between  FAIRCOURT
REALTY CO., a New York general partnership with its principal place of business located at c/o Finkelstein Realty, Inc., 450 Jericho Tpke., Suite 207, Mineola, N.Y. 11501 party of the first part, hereinafter referred to as OWNER or LANDLORD, and FOILMARK MANUFACTURING CORP., a domestic corporation with its principal place of business located at 40 Melville Park Road, Melville, N.Y. 11747, party of the second part, hereinafter referred to as TENANT,

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner the building known as 120 Fairchild Avenue, Plainview, New York 11803, containing approximately 7,298 square feet (as part of an approximately 18,200 sq. ft. building, as shown on the survey of Harold Bausch dated August 7, 1963, a copy of which is annexed hereto and made a part hereof as Exhibit "A", and on the floor plan annexed hereto and made a part hereof as Exhibit "B") for the term of five (5) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the first day of May nineteen hundred and ninety-seven, and to end on the thirtieth day of April, two thousand and two and both dates inclusive, at an annual rental rate as provided in paragraph 55 of this Lease which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment June 1, 1997, as provided in paragraph 55 of this Lease.

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby convenant as follows:

Occupancy:

     1. Tenant shall pay the rent as above and as hereinafter provided.

 Use:

     2. Tenant shall use and occupy premises for warehouse, office, distribution and cutting of foil goods provided such use is in accordance with the Certificate of Occupany for the building, it any, and for no other purpose.

Alterations:

     3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non structural and which do not affect utility services or plumbing and electrical lines, in or to the Interior of the demised premises using contractors or mechanics first approved by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require and which insurance will list Landlord as an additional insured thereon. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant; in which event the same shall be removed from the demised premises by Tenant and prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant expense.

Repairs:

     4. Owner shall maintain and repair roof structure unless any damage thereto is caused by any act of ommission or commission on the part of the Tenant, its employees, agents, servants or contractors. However, under no circumstances shall Landlord be liable for any consequential damages caused on account of Landlord's obligation to maintain and repair the roof and structure of the building as aforesaid. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

Window
Cleaning:

     5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements
of Law,
Fire Insurance,
Floor Loads:

     6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the lease). Except as provided in Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises hi a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any lime thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire Insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein, stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings suficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

     7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real
property  of  which   demised   premises  are  a  part  and  to  all   renewals,
modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property--
Loss, Damage,
Reimburse-
ment, Indemni-
ty:

     8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, Contractors, employees, invitees, or licensees, of any covenant or conditon of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction,
Fire and Other
Casualty:

     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent
Domain:

     10. If the whole of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

Assignment,
Mortgage,
Etc.:

     11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others.

Electric
Current:

     12. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing leeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to
Premises:

     13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of government authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault,
Vault Space,
Area:

     14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:

     15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:

     16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor: or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

     17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under ss 235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant, or if Tenant shall have failed, after five (5) days written police, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required: then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the Commencement of renewal or extension of this lease, Owner may cancel and terminate renewal or extension agreement by written notice.

Remedies of
Owner and
Waiver of
Redemption:

     18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry dispossess and/or expiration, (b) Owner may re-let premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's convenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sum payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particuliar remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and
Expenses:

     19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building
Alterations
and
Management:

     20. Owner shall have the right at any time without same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageway, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number designation by which the building may be known. There shall be allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Repre-
sentations by
Owner:

     21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement thereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, or abandonment is sought.

End of
Term:

     22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet
Enjoyment:

     23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure
to Give
Possession:

     24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

     25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of
Trial by Jury:

     26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

Inability to
Perform:

     27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government or by reason of the conditions of supply and demand which have are affected by war or other emergency.

Bills and
Notices:

     28. Except as otherwise in this lease provided statement, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered it, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known return address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water
Charges:

     29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purpose (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection system. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers:

     30. Anything elsewhere in this lease to the contrary nowithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature.

Elevators,
Heat,
Cleaning:

     31. As long as Tenant is not in default under any of the convenants of this lease Owner shall: Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner.

Security:

     32. Tenant has deposited with Owner the sum of $8,368.38 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease including, but not limited to, the payment of rent and additional rent Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security plus accumulated interest shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner less a one percent (1%) per annum administrative fee on the security deposit (and earned interest) which shall be retained by Landlord. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further convenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.


Captions:

     33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.


Definitions:

     34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so-expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to new Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 31 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.


Adjacent
Excavation--
Shoring:

     35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and
Regulallons

     36. Tenant and Tenant's servants, employees agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulation Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.


Glass:

     37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.


Estoppel
Certificate:

     38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifyhig each such default.


Successors
and Assigns:

     40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.


     In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.





Witness for Owner:                      FAIRCOURT REALTY CO.
                                        -------------------------------------
                                                                      ---------
                                                                        CORP.
                                                                        SEAL
                                                                      ---------

-----------------------------           by: /s/ Michael J. Abramowicz  [L.S.]
                                        -------------------------------------
                                             executor for partner



Witness for Tenant:                     FOILMARK MANUFACTURING CORP.
                                        -------------------------------------
                                                                      ---------
                                                                        CORP.
                                                                        SEAL
                                                                      ---------

-----------------------------           by: /s/ Philip Leibel   [L.S.]
                                        -----------------------------
                                        Print Name: Philip Leibel
                                        Title: VP.

                    RIDER attached to and forming part of annexed Lease dated the day of April, 1997, made by and between FAIRCOURT REALTY CO. as Landlord and FOILMARK MANUFACTURING CORP. as Tenant, covering the premises known as 120 Fairchild Avenue, Plainview, County of Nassau, State of New York.



LEASE RIDER         (41) Whenever any provision in this Rider is contrary or
               counter to, or inconsistent with, any provision contained in the paragraphs of said Lease designated "1." to "40." inclusive, then the provisions contained in this Rider shall govern and control.

DEFAULT             (42) Whenever in this Lease there shall be reference to
AFTER GRACE    default by either party to the within Lease, it is understood and
PERIOD         agreed that any remedy to be exercised upon default may not be exercised until the applicable grace period has expired.


ALTERATIONS         (43) In addition to the terms and conditions and contained
AND REPAIRS    in paragraphs "3." and "4." of the within Lease, the Tenant shall not make any alterations and/or repairs which injure the frame structure of the Demised Premises and/or building or render it unfit for general use. Further, the Tenant agrees that if a notice of a mechanic's lien be filed against the Demised Premises for labor or material alleged to have been furnished at the Demised Premises to or for the Tenant or to or for someone claiming under the Tenant, and if the Tenant shall fail to take such action as shall cause such lien to be discharged within ten
               (10) days after notice of the filing of such notice, the Landlord may pay the amount of such lien or discharge it by deposit or by bonding proceedings. In such case, the Landlord may pay any judgment recovered on such claim. Any amount paid or expense incurred by the Landlord, as provided in this paragraph, and any expense incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision of this Lease, or in defending any such action, shall be deemed to be additional rent for the Demised Premises and shall be due and payable by the Tenant to the Landlord on the first day of any succeeding month. The receipt by the Landlord of any installment of the regular stipulated rent hereunder or any of said additional rent shall not be a waiver of any other additional rent then due. In connection herewith, nothing contained in the within

               Lease shall authorize the Tenant to do any act which shall in any way encumber the title of the Landlord in and to said Demised Premises; and the interest of the Landlord herein shall in no way be subject to any claim by way of lien or encumbrance whether claimed by operation of law or by virtue of any expressed or implied contract by the said Tenant; and any claim to a lien upon said Demised Premises arising from any act or omission of the Tenant, shall accrue only against the leasehold estate of the Tenant and shall in all respects be subject to the paramount title and rights of the Landlord in and to the said Demised Premises.

MAINTENANCE         (44) (A) the Tenant shall, at its own cost and expense and to the extent that Landlord is not specifically obligated hereunder, keep and maintain in good working order and repair all heating, ventilating, air conditioning, plumbing, electrical, and fire sprinkler systems of the Demised Premises and such portion of the Demised Premises within the exclusive control of Tenant. Tenant shall keep the Demised Premises clean and free of debris, and shall remove and replace all broken glass (except as provided in subparagraph (G) of this paragraph (44)). Tenant represents that all electrical repairs and electrical installations shall be done by a reliable and licensed electrical contractor who shall provide general liability and personal injury and property damage insurance certificates for the mutual benefit of Landlord and Tenant prior to the commencement of any such electrical work. In connection therewith, no electrical work shall be commenced by Tenant or its contractor without the submission to the Landlord of a detailed plan with specification thereon showing the contemplated improvement, and without receiving the express advance written consent of the Landlord thereto.

                    (B)Notwithstanding anything contained in this Lease to the contrary, Tenant agrees to take the Demised Premises in its current "as is" condition except Landlord represents that upon commencement of the Lease term (i) the roof will be free of leaks; (ii) the offices and warehouse will be broom clean; and,
               (iii) the heating, ventilating, air conditioning, and plumbing systems will be in working order. Landlord shall, at Landlord's cost and expense, and prior to commencement of gross annual rent as provided in paragraph (55) of this Lease, infra, (i) raise the lights in the warehouse as specified by the Tenant; (ii) repair loose electrical wires in the warehouse area; (iii) paint warehouse walls; (iv) install metal or plastic overhang of 18"-2' over the outside area loading dock; and, (v) motorize present tailboard overhead door, if possible.

                    (C) In connection with Tenant's responsibility as set forth in subparagraph (A) of this paragraph 44, to keep and maintain in good working order and repair all heating, ventilating, air conditioning, plumbing, and electrical systems, Landlord makes no representations (other than those explicitly contained in subparagraph B of this paragraph 44) regarding the operating condition of such systems servicing the Demised Premises, which systems Tenant agrees to take in its current "as is" condition. Furthermore, Landlord makes no representation concerning the power supplied to the Demised Premises. Tenant shall be responsible for checking that there is sufficient power to the Demised premises for Tenant's operation. Tenant shall be responsible to and shall maintain a maintenance contract on the heating, ventilating, and air conditioning systems with a reliable heating, ventilating, and air conditioning contractor and will have included in such maintenance contact all items necessary to keep the systems operating in a good and workmanlike manner. Tenant shall, within ninety (90) days from the commencement of the term of this Lease, submit to the Landlord the name, address, and telephone number of such service contractor, as well as a copy of the maintenance contract. If another contractor is thereafter engaged by Tenant, Tenant shall within thirty (30) days of such engagement submit to the Landlord such contractor's name, address, and telephone number, as well as a copy of the maintenance contract. Within thirty (30) days after any equipment has been serviced, Tenant shall notify the Landlord of the servicing thereof and shall furnish Landlord with a copy of any report of the service contractor relating to the work done, recommendations for work required to be done for the proper maintenance and repair of said systems, and any findings made by the service contractor pertaining to the condition of the equipment serviced. If the heating equipment is not serviced on or before October 15th of each year and/or the air conditioning is not serviced on or before July 1st of each year, then Landlord shall have the right to employ a service contractor for the purpose of servicing such equipment and charge the cost thereof to the Tenant as additional rent.

                    (D) In connection herewith, the Landlord shall have the
               right to inspect the heating,
               ventilating, air conditioning, plumbing, electrical, and fire sprinkler systems servicing the Demised Premises at all reasonable times. In the event inspection by the Landlord reveals that Tenant is not maintaining the aforesaid systems as required, then and in that event Tenant shall be in default under applicable provisions of the Lease and Landlord may exercise any and all remedies which it may have in connection therewith.

                    (E) The Demised Premises is a multi-tenanted building. The
               Landlord will be responsible for snowplowing, pothole repair of the parking lot, landscaping, and maintaining the fence and gate surrounding the Demised Premises. The Tenant shall pay, as additional rent, its proportionate share (forty-one percent (41%)) of the cost of such services and other common area maintenance charges including, but not limited to: fire sprinkler water, monitoring, maintenance, and inspections; any alarm system attached to the fire sprinkler system; RPZ (Backflow Prevention) device testing; drywell/cesspool/storm drain maintenance and repair; and exterminating.

                    (F) The Tenant, at Tenant's own cost and expense, shall pay for its own office and warehouse cleaning and shall keep the parking area and driveways free of debris.

                    (G) Tenant covenants and agrees that it shall paint the
               inside and outside of all exterior doors and windows so as to maintain the same in good condition, not less often than once every three (3) years. Tenant also agrees that it shall repair and/or replace where necessary, at its own expense, all exterior doors, including overhead doors, fittings, jambs, transoms, checks, and hardware, and generally maintain the interior and exterior of the Demised Premises wherever needed. Tenant shall also replace all broken glass window panes during the Lease term, except all broken glass window panes at Lease commencement will be the responsibility of the Landlord.

                    (H) Tenant shall maintain the fire sprinkler heads within
               the Demised Premises, and repair same if damaged or injured or not in proper working order by reason of any act or omission of the Tenant, Tenant's agents, servants, employees, licensees, or visitors, whereupon Tenant shall forthwith restore the same to good working condition at its own expense; and if the New York Board of Fire Underwriters of the New York

               Fire Insurance Exchange or any bureau, department or official of the state or local government require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business or the locations of partitions, trade fixtures, or other contents of the Demised Premises, or if such changes, modifications, alterations, additional sprinkle heads or other equipment become necessary to prevent the imposition of a penalty charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. Tenant shall comply with all recommendations and requirements of the insurance carrier and Board of Fire Underwriters relating to the sprinkler heads in the Demised Premises.


UTILITIES           (45) (A) Landlord has provided, at its cost and expense,
               water, gas, heat, and electrical connections. The Tenant hereby agrees to supply and pay, at its own cost and expense, all light, heat, fuel, electricity, gas, water, and other utilities used in the Demised Premises during the term of this Lease, and any sewer charges (including pretreatment charges) of the applicable county sewer district which may be imposed upon the Demised Premises during the term of this Lease. The Landlord shall not be obliged or obligated to furnish any of the foregoing. Any of the aforementioned utilities and sewer charges, if not separately metered shall be billed to the Tenant by Landlord, and shall immediately be payable to Landlord as additional rent.

                    (B) Tenant shall maintain the electric meter on the Demised
               Premises in good repair throughout the term of this Lease. The LILCO meter and main shutoff for gas is located in 130 Fairchild Avenue and the LILCO meter and main shutoff for electricity is located in 120 Fairchild Avenue. In connection therewith, the Tenant shall allow access to the LILCO meter for electricity to the tenant in 130 Fairchild Avenue if a situation exists where such access is required.

                    (C) This Lease is subject and subordinate to any utility,
               gas, water, and electric light or telephone line easements now or hereafter given, affecting the Demised Premises, provided that the same do not interfere with the use of the Demised premises by the Tenant.

EMINENT             (46) In addition to the terms and conditions contained in
DOMAIN paragraph "10." of the within Lease, and notwithstanding anything contained therein to the contrary, if less than the whole of the Demised Premises is acquired or condemned by eminent domain for any public or quasi-public use or purpose and the same is insufficient for the efficient operation of the Tenant's business, the Tenant may cancel this Lease on thirty (30) days notice in writing to the Landlord to be given by the Tenant within ten (10) days after the vesting of a portion of the Demised Premises; and on the date specified in such notice, this Lease shall terminate, and the Tenant shall have no claim against the Landlord nor shall the Tenant be entitled to any award which in any way diminishes the amount of the award payable to the Landlord calculated from the date of vesting of title under the condemnation proceedings; and the Tenant hereby waives any right of claim to any part thereof. However, the Tenant shall remain liable for the rent up to the entry of the final order of condemnation, provided that the Tenant is still in possession of the Demised Premises, and if such time falls within a rent period, the rent for that period shall be apportioned accordingly. If the Tenant does not elect to cancel this Lease, the annual rental shall be reduced by prorating the rental of the area remaining from the area taken on condemnation; and all of the other terms and conditions of the Lease shall then remain in full force and effect except as to the new annual rental computed by this formula.

ASSIGNMENT          (47) The respective parties hereto acknowledge that Tenant
AND SUB-       shall not have the right during the term of this Lease and option
LETTING        term, if applicable, to assign or sublet this Lease without the express written permission of, and under the conditions set forth by the Landlord.


ACCESS TO           (48) In addition to the terms and conditions contained in
PREMISES paragraph "13." of the within Lease, and notwithstanding anything contained therein to the contrary, Landlord shall have access to all walls, windows and doors bounding the Demised Premises (including exterior building walls, core corridor walls and door,s and any core corridor entrance), any terraces or roofs adjacent to the Demised Premises, and space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electrical or other utilities, sinks or other building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purposes of operation, maintenance, decoration and repair are reserved to Landlord.


DEFAULT             (49) In addition to the terms and conditions contained in
               paragraph "17." and "18." of the within Lease, and notwithstanding anything contained therein to the contrary:

                    (A) If Tenant shall at any time be in default hereunder, and if Landlord shall institute an action or summary proceeding against Tenant based upon such default, or if such default results from nonpayment of rent or additional rent whether or not such an action or proceeding is instituted, or if Tenant requests Landlord to review or execute documents (including, without limitation, any sublease or occupancy documents) in connection with this Lease, or otherwise if it is reasonably prudent for Landlord to contact counsel with respect to a material dispute in connection with this Lease, then Tenant shall reimburse Landlord, as additional rent, for the reasonable expense of attorneys' fees and disbursements thereby incurred by Landlord.

                    (B) If Tenant shall default in the performance of any
               covenant, agreement, term, provision or condition herein contained other than the payment of rent or additional rent, Landlord without thereby waiving such default, may perform the same for the account and at the expense of Tenant without notice in case of emergency and in any other case if such default continues after ten (10) days from the date of the giving by Landlord to Tenant of written notice of intention so to do. Bills for any reasonable and necessary expense incurred by Landlord in connection with any such performance by Landlord for the account of Tenant, and reasonable and necessary bills for all costs, expenses and disbursements, including in connection with such default (without being limited to) reasonable counsel fees incurred in collecting or endeavoring to collect the fixed rent or additional rent or other charge or any part thereof or enforcing any rights against tenant under this Lease, shall be payable by Tenant within ten (10) days of notice to Tenant and if not paid when due, the amounts thereof shall immediately become due and payable as additional rent under this Lease together with interest thereon at the lesser of the maximum rate permitted by law or the prime rate as established by North Fork Bank from the date the said bills should have been paid in accordance with this Lese to the date payment is received by Landlord. Landlord reserves the right, without liability to Tenant and without constituting any claim of constructive eviction, to suspend furnishing or rendering to tenant any property, material, labor, utility or other service, wherever Landlord is obligated to furnish or render the same at the expense of Tenant, in the event that (but only for so long as) tenant is in arrears in paying Landlord therefor.

                    (C) Each right and remedy of Landlord provided for in this
               Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord or any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

                    (D) In the event of the termination of this Lease, or of
               reentry, by or under any summary dispossess or other proceeding or action or any provision of law or by force by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise but such monies shall be credited by Landlord first against any rent or additional rent due from Tenant at the time of such termination or reentry and second against any damages payable by Tenant under this Lease or pursuant to law.

WAIVERS             (50) In addition to the terms and conditions contained in
               paragraphs "25." and "26." of the within Lease, Tenant waives Tenant's rights, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord shall apply any payments made by Tenant as provided for in this Lease or if not so provided to any items it sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

SET-OFF AND         (51) In addition to the terms and conditions contained in
COUNTERCLAIM   paragraph "27." of the within Lease, it is expressly understood and agreed by and between the parties hereto that the Tenant herein shall not be entitled to any abatement of rent or rental value or diminution of rent or additional rent in any dispossess proceedings for the nonpayment of rent or additional rent by reason of any breach by the Landlord of any covenants contained in this Lease on its pat to be performed. In any dispossess proceedings for nonpayment of rent or additional rent, the Tenant shall not have the right of set-off by way of damages, recoupment, or counterclaim in damages which the Tenant may have sustained by reason of the Landlord's failure to perform any of the terms, covenants, and conditions contained in this Lease on this pat to be performed. Tenant shall be relegated to an independent action for damages or for any other relief it may seek, including but not limited to claims for breach of lease, reformation or rescission, and such independent action shall not at any time be joined, or consolidated with, nor asserted in, any action for dispossess or for nonpayment of rent or additional rent.

NO ABATEMENT        (52) In addition to the terms and conditions contained in
OF RENT DUE    paragraph "27." of the within Lease, it is expressly agreed by
TO INABILITY   and between the Landlord and Tenant, that no diminution or
TO PERFORM     abatement of rent, or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance, or order of a governmental authority. In respect to the various
               "services", if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for the interruption or curtailment of such "services". The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment or rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements, or decorations to the Demised Premises after the date hereinabove stated for the commencement of the term of the within Lease, it being understood and agreed that rent shall in any event commence to run at such date so fixed.


GOVERNMENTAL        (53) Whenever in this Lease reference is made to the
REFERENCE      Government or any subdivision thereof, said reference shall be deemed to be made to the proper federal, state, county, town, or village government or subdivision, authority, or department thereof, having jurisdiction over the Demised Premises as though said proper federal, state, county, town, or village governmental body had been referenced in said Lease.

BROKER              (54) Tenant represents that it has not dealt with any broker nor was any broker instrumental in connection with the procuring, execution or delivery of this Lease other than Finkelstein Realty, Inc., and Sutton & Edwards, Inc., and Tenant hereby agrees to and hereby does indemnify and hold harmless Landlord from and against any and all loss, cost, damage, expense or liability, including, without limitation, attorneys' fees, court costs and disbursements, arising out of any inaccuracy or alleged, or claim alleging, inaccuracy of such representations. However, Landlord agrees to pay all commissions earned by Finkelstein Realty, Inc. and Sutton & Edwards, Inc. as per separate written agreement with said brokers.

GROSS               (55) (A) The annual rental amount, as referenced on the face
ANNUAL RENT    page of this Lease, that shall be paid by Tenant to Landlord during the term of the Lease is as follows:

                Year            Gross Annual Rent           Monthly Rent
         05/01/1997--04/30/1998 ----- $50,210.24     -----  $4,184.19
         05/01/1998--04/30/1999 ----- $51,158.98     -----  $4,263.25
         05/01/1999--04/30/2000 ----- $52,107.72     -----  $4,342.31
         05/01/2000--04/31/2001`----- $53,129.44     -----  $4,427.45
         05/01/2001--04/31/2002 ----- $54,151.16     -----  $4,512.60

                    (B) Tenant agrees to pay to Landlord the Gross Annual Rent by paying the stipulated Monthly Rent on or before the first day of each full calendar month during the term of the Lease.

                    (C) During the first year of the term of the Lease, the
               Tenant shall receive a thirty (30) day rent concession, with Monthly Rent payments commencing on June 1, 1997. If, during the term of the Lease, the Tenant occupies the Demised Premises prior to the completion of the interior work to be undertaken by Landlord pursuant to paragraph (44)(B), supra, the Tenant shall not pay Monthly Rent until such work is completed; however, Tenant shall be responsible for all additional rent that may accrue during this period.

                    (D) The gross annual rent set forth in subparagraph (A) of this paragraph 55, includes Tenant's proportionate share (forty-one percent (41%)) of Base Taxes and Base Insurance to wit: School tax levied against the Demised Premises for the base tax year of 1996/97; 1997 General tax; and insurance premiums from January 28, 1997, through January 28, 1998 (see Exhibit "C" annexed hereto).

                    (E) The Tenant shall pay to the Landlord on before the first day of each calendar month, any and all additional rent incurred in any preceding month.



TAXES AND           (56) (A) The Tenant covenants and agrees that it shall pay
INSURANCE      its proportionate share of forty-one percent (41%) of all Taxes not specified in paragraph 55 (D), supra, levied upon the land and building herein demised during the entire term of the within Lease. Tenant also covenants and agrees that it shall pay to the Landlord forty-one percent (41%) of any increases in Taxes and insurance premiums above the base year as set forth in paragraph
               55(D), supra. Such additional Taxes and increases in Taxes and insurance premiums shall be billed to the Tenant by Landlord, and shall immediately be payable to Landlord as additional rent.

                    (B) "Taxes" shall mean all real estate taxes, general
               assessments, water and sewer charges and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, general and special, foreseen and unforeseen, and each and every instalment thereof (including any interest on amounts which may be paid in installments) which shall or may, during the Term of this Lease, be levied, assessed, imposed, become due and payable, or liens upon, or arising in connection with, the use, occupancy or possession of or become due and payable out of, or for, the building or any part thereof, and all costs incurred by Landlord in contesting or negotiation the same with a governmental authority. Nothing herein contained shall be construed to include as a tax which shall be the basis of Taxes, any inheritance, estate, succession, transfer, gift, franchise, corporation, income or profit tax or capital levy that is or may be imposed upon Landlord; provided, however, that if, at any time after the date hereof, the methods of taxation shall be altered so that in lieu of, or as a substitute for, the whole or any part of the Taxes now levied, assessed or imposed on real estate as such, there shall be levied, assessed or imposed (i) a tax on the rents received from such real estate, or (ii) a license fee measured by the rents receivable by Landlord from the building or any portion thereof, or (iii) a tax or license fee imposed upon Landlord which is otherwise measured by or based in whole or in part upon the building or any portion thereof, or
               (iv) an income or franchise tax, then the same shall be included in the computation of Taxes hereunder, computed as if the amount of such tax or fee so payable were due if the building were the only property of Landlord subject thereto.

                    (C) An official certificate or statement issued or given by any state, county or municipal authority, board or officer, showing the existence of any tax, together with a bill from the insurance company or insurance broker setting forth the amount of the premiums for the cost of insurance for the Demised Premises, shall be prima facia evidence for all purposes of this Lease of the existence, amount and validity thereof.

INSURANCE           (57) The Landlord, during the entire term of this Lease,
               will provide and keep in force for the benefit of the Landlord, at the cost and expense of the Tenant, the following policies of insurance covering the Demised Premises:

                    (A) Insurance on the building and improvements against loss or damage by fire, windstorm, and such other risks as are from time to time customarily included in extended coverage endorsements attached to fire insurance policies covering similar property in Nassau County, and against loss or damage by such other hazards as a lending institution holding a mortgage on the premises may require, with no deductible provisions, in an amount at all times sufficient to prevent the Landlord from becoming a co-insurer under the terms of the applicable policies, but in any event, an amount not less than ninety (90%) percent of the full insurable value thereof, unless the holder of any fee mortgage to which this Lease subject and subordinate shall require coverage in a greater amount, in which event the insurance shall be for such greater amount but in no event in an amount greater than one hundred (100%) percent of the full insurable value. The term "Full Insurable Value" shall mean actual replacement value of the buildings and improvements (exclusive of cost of excavation, foundations, and footings below the lowest basement floor) less physical depreciation.

                    (B) Rent or use and occupancy or rental value insurance,
               covering risk of loss of rent to Landlord due to the occurrence of any of the hazards described in subparagraph (A) of this paragraph (57), in an amount at least sufficient to meet the payments for on (1) year of the annual rental which insurance shall be carried in the name of the Landlord, and the proceeds of which insurance shall be paid to Landlord and shall be applied by Landlord first to the payment of such annual rental, or other additional rent and other charges then due and unpaid by Tenant, and any balance shall be held by Landlord to be applied to the payment of the aforesaid rental or other additional rent or charges hereunder, as the same may become due and payable, and to the performance by Tenant of all of the covenants, agreements, terms and provisions of this Lease until the repair, restoration or reconstruction of the building and improvements shall be completed, at which time, if Tenant is not in default hereunder, any balance thereof shall be paid to Tenant.

                    (C) General accident and public liability insurance fully
               protecting and naming the Landlord against any and all liability occasioned by accident, disaster or incident of negligence, in the amount of not less that One Million & 00/100 ($1,000,000.00) Dollars in respect to all injuries in any one (1) accident or disaster, and in the amount of not less than Five Hundred Thousand & 00/100 ($500,000.00) Dollars in the event of any damage to property, such insurance to cover the entire Demised Premises as well as the sidewalks in front of and adjacent thereto, together with an excess umbrella liability insurance policy in a sum not exceeding Ten Million & 00/100 ($10,000,000.00) Dollars.

                    (D) Insurance against the hazards covered by a policy of
               boiler insurance.

                    (E) Insurance against loss or damage from leakage from
               sprinkler systems now or hereafter installed in the building on the Demised Premises.

                    (F) Insurance covering such other hazards and in such
               amounts as any lending institution which now or hereafter may be the holder of a first mortgage upon the Demised Premises may reasonably require from time to time, without undue hardship or expense.

                    (G) Plate glass insurance insuring the Landlord against loss and damage customarily included in such policy.

                    (H) Nothing herein contained shall be construed to require the Landlord to insure the contents or stock in trade belonging to Tenant and located upon the Demised Premises, nor to insure installations made by Tenant which are removable by Tenant upon the termination of this Lease.

                    (I) Tenant shall not violate or permit to be violated any of the conditions or provisions of any said policies and Tenant shall comply with the requirements of any company issuing said insurance in order to keep said insurance in full force and effect. Tenant, at its own cost and expense, shall promptly comply with all rules, orders and regulations of the New York Board of Fire Underwriters or other similar body, and such tests and inspections of the sprinkler system and areas of possible fire hazards in the Demised Premises arising from the conduct of Tenant's business as Landlord's insurance carrier may require.

                    (J) In the event of any damage to the building and
               improvements hereby demised by fire or other casualty insured under the standard fire insurance policy and extended coverage endorsement applicable thereto, the Tenant shall forthwith notify the Landlord of such damage or injury. The Landlord shall within ten (10) business days after written notice thereof file proof of loss with the insurance carrier and proceed with the settlement and collection of the claim under the policies of insurance required under the provisions of the within paragraph.

                    (K) Landlord or its agents shall not in any event whatsoever be liable for any injury or damage to any person or property happening on or about the Demised Premises or to any property of Tenant, or to any property of any other person, firm, association or corporation on or about the demised premises from whatever cause whatsoever, including but not limited to fire, theft, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of said building or from the pipes, appliances or plumbing works or from the roof, except for injury and/or damaged caused by Landlord, its agents, servants or employees.

                    (L) Tenant agrees to purchase at its own cost and expense
               and to keep in force during the term of this Lease a comprehensive public liability and property damage insurance policy to protect against any and all liability occasioned by accident, disaster or incident of negligence, with a combined single limit for bodily injury and property damage of not less than Two Million & 00/100 Dollars ($2,000,000.00) per occurrence. Said policy or policies shall (a) name the Landlord and the Managing Agent, as an additional insured; and, (b) provide that said insurance shall not be canceled unless thirty (30) days prior written notice shall have been given to Landlord. Said policies or certificates thereof shall be delivered to Landlord by Tenant upon the Commencement Date and upon each renewal of said insurance. In the event there is a claim against either Landlord or Tenant's liability insurance policy, then and in that event the liability policy for the Tenant shall be the primary coverage and the Tenant's insurance carrier shall represent and defend the interests of Tenant and Landlord, as the case may be.

SURRENDER           (58) (A) In addition to the terms and conditions contained
OF PREMISES    in paragraph "22." of the within Lease, Tenant shall (i) remove
               Tenant's property subject to the provisions of this paragraph,
               (ii) at Landlord's request, repair any damage and make any replacements to the building or the Demised Premises resulting from or necessitated by such removal, and restore those parts of the Demised Premises from which such removal occurred, provided that, insofar as any pipes, wired and conduits are concerned, Tenant shall not be required to remove the same from floors, walls and ceilings, but, rather, shall only be required to disconnect, cut and cap in a safe and complete manner and in accordance with all applicable codes, laws and regulations. If
               Tenant shall fail to perform as provided herein, Landlord shall:
               (i) have the right to do so at Tenant's cost and expense, without further notice or demand upon Tenant, and/or (ii) treat the Tenant as a holdover Tenant, and Tenant shall pay rent as provided in subparagraph (D), of this paragraph 58.

                    (B) Tenant hereby indemnifies and agrees to hold Landlord
               harmless from and against any loss, cost, liability, claim, damage, fine, penalty and expense, including reasonable attorneys' fees and disbursements, resulting from delay by Tenant in surrendering the Demised Premises upon the termination of this Lease including without limitation, any claims made by any succeeding Tenant or prospective Tenant based upon such delay, or any loss or liability resulting from Tenant's failure to perform the work as required by subparagraph (A) of this paragraph 58, including, without limitation, any delay in granting occupancy of the Demised Premises to a future occupant. This paragraph shall survive the termination of this Lease.

                    (C) Any items of Tenant's property which shall remain in the
               Demised Premises after the expiration of the lease term, or after a period of ten (10) days following an earlier expiration of this Lease, may, at the option of the Landlord, be deemed to have been abandoned, and in such case either may be retained by Landlord as its property or may be disposed of, without accountability, in such manner as Landlord amy see fit. Tenant agrees to reimburse Landlord for the costs of removal and for the cost of repairing any damage to the Demised premises or the building arising out of Tenant's failure to remove Tenant's property pursuant to the terms of this Lease.

                    (D) In the event Tenant remains in possession of the Demised
               Premises after the termination of this Lease without the execution by Landlord and Tenant of a new Lease, or fails to perform in accordance with subparagraph (A) of this paragraph 58, such holdover shall be unlawful and in no manner constitute a renewal or an extension of the Lease and no notice of any kind shall be required prior to any commencement of summary proceedings and Tenant hereby waives any such right. Tenant, at the option of Landlord, shall be deemed to be occupying the Demised Premises as a Tenant from month to month, at a monthly rental equal to one and one half (1 1/2) times the rent and additional rent payable during the last month of the term, subject to all of the other terms of this Lease insofar as the same are applicable to a month-to-month tenancy.

LATE                (59) In the event the Tenant shall not have paid the rent on
PAYMENT        or before the tenth (10th) day of the month during which same is
OF RENT BY     due, there shall be a late charge of Twenty & 00/100 (20.00)
TENANT         Dollars per day computed from the first day of the month in which said rent shall be due computed to the date on which payment is received by Landlord. This late charge is intended to compensate
               Landlord for additional expenses incurred by Landlord in processing late rent payments and shall be deemed additional rent and shall, at Landlord's option, be added to the rent for the month in which the rent shall be due, and the Landlord shall have all rights with respect to additional rent as for nonpayment of any and all other rents due under the terms of the within Lease.
               The demand for and collection of the aforesaid late charges shall in no way be construed as a waiver of any and all remedies that the Landlord may have under the terms of the within Lease either by summary proceedings or otherwise in the event of a default in payment of rent.

SIGN                (60) (A) The Tenant shall have the right to erect signs upon the Demised Premises, provided same are in accordance with all local, municipal, county, state and federal laws relating thereto, are obtained pursuant to lawful permits from the licensing authority having jurisdiction thereof are not placed on the roof of the Demised Premises but fastened and/or secured to the exterior mortar joints of the building and further provided that such permits are obtained by the Tenant at its own cost and expense. However, Tenant shall not install any sign upon the Demised Premises without receiving the express advance written permission of the Landlord in connection therewith, and Landlord agrees that such consent shall not be unreasonably withheld.

                    (B) Prior to the termination of the term of this lease, any signs erected by Tenant or Tenant's assignee or sublessee shall be removed by Tenant and Tenant shall repair and restore any damage caused by the affixing of such sign or signs to the building or by the removal thereof.

REFUSE AND          (61) The Tenant agrees not to allow an excess accumulation
WASTE of garbage or refuse to remain upon the Demised Premises and Tenant shall remove the same at its own cost and expense with due diligence and in accordance with all applicable laws and ordinances. Tenant shall store all refuse and trash in appropriate sealed and covered containers. Any objects or equipment dumped or abandoned upon the areas of the Demised Premises outside the building shall, unless removed with due diligence by the Tenant, be removed by the Landlord upon prior notice to remove, and the cost of such removal shall be paid by the Tenant to the Landlord upon delivery to the Tenant of a copy of the receipted bill therefor.


NEW YORK            (62) This Lease shall be construed and enforced in
LAW AND        accordance with the laws of the State of New York, and any action
NON-RECORDING  or proceeding hereunder shall be brought and maintained only
OF LEASE       within the Counties of Suffolk or Nassau, State of New York.
               Tenant expressly warrants and represents that it will not record this Lease, but Landlord will, upon Tenant's request and at Tenant's cost, execute a Memorandum of Lease, which Tenant may record.


TENANT              (63) Tenant agrees, at reasonable intervals on Landlord's
RATIFICATION   reasonable request and without cost to Landlord, to furnish duly
OF LEASE       acknowledged statements that the within Lease is in full force and effect; that the same has not been modified, amended, nor assigned; that the Tenant is in possession of the Demised
               Premises and is paying the full Lease rental, and setting forth the date to which rent has been paid; that no rental payments have been made in advance; that all work required to be performed by the Landlord under the Lease has been completed; and shall further set forth the commencement date of the original term of the Lease and confirm that there are no defaults outstanding. In the event there has been a modification, amendment, or assignment, or if the Tenant is not in possession, the Tenant shall so state and enumerate the instruments affecting such modification amendments or assignments.


INDEPENDENT         (64) Each and every covenant contained in then within Lease
COVENANTS      shall be deemed separate and independent and not dependent upon any other provision of this Lease nor the use and occupation of the premises by the Tenant. In the event any portion or paragraph of this Lease shall be declared invalid, the balance of any affected paragraph and the balance of the provisions hereof shall remain in full force and effect.

COMPLIANCE          (65) Tenant understands that both Landlord and Tenant may
WITH DIREC-    from time to time be required to comply with directives of
TIVE OF        governmental authorities and/or the public utility company
GOVERNMENTAL   serving the building for the purpose of conserving energy. The
AUTHORITY      parties agree that each will and shall be obligated to comply with all such directives. In no event shall Tenant be entitled to any abatement of rent or to claim a constructive eviction, nor shall Landlord otherwise incur any liability to Tenant, by reason of Landlord's and/or Tenant's compliance with any such directives.

INTEREST            (66) Interest shall accrue at the maximum legal rate as
ON LATE        allowed by law on any payment of rent or  additional rent due
PAYMENT        under this Lease if said rent or additional rent is not paid
OR RENT        within ten (10) days after the due date of such payment. Said interest, however, shall accrue from the date that the monthly installment of rent is due. Said interest charge is intended to compensate Landlord for additional expenses incurred by Landlord in processing such late rent payments and shall be construed as additional rent and shall be due and payable with the next monthly installment of rent. The payment of the aforesaid interest on the part of the Tenant shall not be deemed a waiver of any and all other remedies available to the Landlord under the provisions of the within Lease.

REASONABLENESS      (67) (A) Whenever it is provided in this Lease that the
               consent or approval of Landlord or Tenant, as the case may be, is required, Landlord and Tenant each separately covenants and agrees that such consent and approval on its part shall not be unreasonably withheld or delayed. Whenever any act is required to be done by Tenant to the satisfaction of or satisfactory to Landlord or upon the request of requirement of Landlord, Landlord shall not unreasonably request or require such action by Tenant or decline to express its satisfaction therewith. Whenever Landlord's judgement is specified as the required standard or Landlord is permitted to exercise its discretion, such judgement and discretion shall be reasonably exercised. In any case where Landlord is permitted to collect from Tenant any costs or expenses or fees (including, but not limited to, attorneys' fees) paid or incurred by Landlord, the amounts of such items shall be reasonable.

                    (B) Any provision of this Lease which requires a party not to unreasonably withhold its consent, (i) shall be read as if the word "withhold" read "withhold, delay or defer" and (ii) shall never be the basis for any award of damages (unless exercised in intentional and deliberate bad faith) or give rise to a right of setoff to the other party, but shall be the basis for a declaratory judgment or specific injunction with respect to the matter in question.

RESTRICTION         (68) If the fixed rent or any additional rent shall be or
ON RENT become uncollectible, reduced or required to be refunded by virtue of any law, governmental order or regulation, or direction of any public officer or body pursuant to law, (of the nature of a rent freeze or rent restriction) tenant shall enter into such agreement(s) and take such other action (without additional expense to Landlord) as Landlord may reasonably request, and as may be legally permissible, to permit Landlord to collect the maximum fixed rent and additional rent which may from time to time during the continuance of such legal rent restriction be legally permissible, but not in excess of the amounts of fixed rent or additional rent payable under this Lease. Upon termination of such rent restriction prior to the expiration date, (i) the fixed rent and additional rent shall become and thereafter be payable under this Lease in the amount of fixed rent and additional rent set forth in this Lease for the period following such termination, and (ii) Tenant shall pay to Landlord, to the maximum extent legally permissible, and amount equal to (a) the fixed rent and additional rent which would have been payable pursuant to this Lease, but for such legal rent restriction, less (b) the fixed rent and additional rent paid by Tenant during the period that such legal rent restriction was in effect.

MORTGAGE            (69) (A) The Tenant will promptly furnish to the Landlord or
REQUIREMENTS   Landlord's mortgagee, at reasonable intervals, all financial information and other information concerning the Tenant reasonably required by Landlord's mortgagee, and tenant will execute any documents reasonably required by the mortgagee in connection therewith.

                    (B) So long as there is a first mortgage lien against the
               Demised Premises, Landlord and Tenant, without first obtaining the written consent of such mortgagee, will not enter into any agreement, the effect of which would be to (i) modify, cancel, terminate or surrender the Lease; (ii) grant any concession in respect thereof; (iii) reduce the rent or require the prepayment of any rent in advance of the due date thereof; (iv) create any offsets or claims against rents; (v) assign in whole or in part any of the rents therefrom or Tenant's interest in the Lease or sublet the whole or any portion of the Demised Premises except as provided in this Lease.

                    (C) The Tenant will furnish to the first mortgagee, at
               reasonable intervals, if required in landlord's mortgage, within ninety (90) days after the end of each fiscal year of the Tenant, copies of (consolidated) balance sheet of the Tenant for such fiscal year.

                    (D) In the event of any act or omission by the Landlord
               which would give the Tenant the right to terminate this Lease or to claim a partial or total eviction, the Tenant shall not exercise any such right (i) until it shall have given written notice, by certified or registered mail, return receipt requested, or such act or omission to the holder of any mortgage whose name and address shall have been furnished to the tenant in writing, at the last address so furnished, and (ii) until a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice not to exceed ten (10) days, provided that following the giving of such notice, the Landlord or said holder shall, with reasonable diligence, have commenced and continued to remedy such act or omission or to cause the same to be remedied.

NON-LIABILITY       (70) If Landlord or a successor in interest is an individual
 OF LANDLORD   (which term as used herein includes aggregates of individuals, such as joint ventures, general or limited partnerships or associations) such individual shall be under no personal liability with respect to any of the provisions of this Lease, and if such Landlord hereto is in breach or default with respect to its obligations under this Lease, Tenant shall look solely to the equity of such Landlord in the land and building of which the premises form a part for the satisfaction of Tenant's remedies for the collection of a judgment requiring the payment of money by the Landlord, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to either this Lease, the relationship of Landlord or Tenant hereunder or Tenant's use and occupancy of the Demised Premises.

ENVIRONMENTAL       (71) (A) If, during the term of the Lease or Tenant's
               occupancy of the Demised Premises, Landlord or any governmental authority is required to undertake, or otherwise undertakes the removal, remediation, clean up, neutralization or any other affirmative act (including without limitation, testing, sampling or other investigatory acts) with respect to the presence or suspected presence of Hazardous Substances, pollutants, or contaminants at, in, under, or around the Demised Premises, Tenant acknowledges and agrees that any such action shall not constitute a breach of the covenant of quiet enjoyment of the Demised Premises, and furthermore, Tenant shall not be entitled to any diminution or abatement of rent in such event unless Tenant is unable to and cannot utilize the Demised Premises in any reasonable manner with respect to the operation of Tenant's business. Tenant agrees and covenants to cooperate fully with Landlord in connection with any such actions undertaken by Landlord or governmental authority. However, nothing contained in this subparagraph (A) shall be construed as intending to prohibit Tenant's right to commence an action against Landlord for partial or full constructive eviction.

                    (B) Tenant immediately shall notify Landlord in writing of
               (i) any and all enforcement, cleanup, removal, or other governmental or regulatory action (including, but not limited to, violations or other notices of non-compliance) instituted, completed, or threatened pursuant to any Laws relating to industrial hygiene or to the environment or involving any Hazardous Substances, pollutants, or contaminants; (ii) all claims made or threatened in writing by any third party against Tenant or the Demised Premises relating to pollution, natural resource damage, cost recovery compensation, or loss or injury resulting from any Hazardous Substances, pollutants or contaminants; (iii) any notice of any discharge of Hazardous Substances, pollutants or contaminants when such discharge is required to be reported pursuant to any Laws; and (iv) Tenant's discovery of any fact, occurrence, or condition on the Demised Premises or adjacent property that could cause the Demised Premises or any part thereof to be subject to any notice, governmental or regulatory action, or claims pursuant to (i), (ii), and (iii) above.

                    (C) Supplementing the use provision of this Lease, Tenant
               covenants and agrees for itself, its successors and assigns, that it shall not undertake, carry on, or permit any use or process in, on, or about the Premises that shall emit noxious or offensive odors or result in excessive noise or vibration. Tenant further agrees not to use, generate, handle, store, transport, discharge, dispose of, or accumulate any Hazardous Substances or other pollutants or contaminants upon the Demised Premises, unless such use, generation, handling, storage, transportation, discharge, disposal, or accumulation is in accordance with all applicable federal, State, and local laws, rules, regulations, ordinances, permits, orders, and codes (hereinafter collectively referred to as "Laws"), and is permitted by the United States Environmental Protection Agency, the New York State Department of Environmental Conservation, or such other governmental agency having jurisdiction thereof.

                    (D) Tenant shall be solely responsible for the removal or
               elimination of any Hazardous Substances, or other pollutants or contaminants arising from any act, omission, or course of conduct by Tenant, its agents, employees, contractors, customers, suppliers, invitees, or licensees, resulting from Tenant's use, occupancy, or control of the Demised Premises or surrounding property. Tenant shall proceed with the removal or elimination of any such Hazardous Substances, pollutants or contaminants on (i) demand of Landlord if the presence of such Hazardous Substances, or other pollutants or contaminants are in violation of any Laws or arose as the result of a violation of paragraph (71)(C), supra, or (ii) demand of any governmental agency having jurisdiction. Tenant shall furnish to Landlord all documentation demonstrating that the removal or elimination of Hazardous Substances, or other pollutants or contaminants has been done in accordance with all Laws.

                    (E) The term "Hazardous Substance" shall mean any hazardous waste, as defined by 42 U.S.C. Section 6901(5), any hazardous substance, as defined by 42 U.S.C. Section 9601(14), and all toxic substances, hazardous materials or other chemical substances (including but not limited to petroleum and petroleum derivatives) regulated by any other federal, state, or local law, regulation, rule, ordinance, or code. The term "pollutants or contaminants" shall have the meaning as that term is defined in 42 U.S.C. Section 9601(33).

                    (F) Landlord or Landlord's agents, contractors, employees
               shall have the right upon reasonable notice to Tenant to enter upon the Premises to make such inspections or tests as may be necessary or desirable to insure compliance by the Tenant with the provisions of this paragraph (71). Tenant shall reimburse Landlord for the cost of such inspections or tests if (i) Tenant has failed to comply with the provisions of this paragraph (71), or (ii) Hazardous Substances, pollutants, or contaminants are found on the Demised Premises or are found to have been discharged from the Demised Premises, and such Hazardous Substances, pollutants or contaminants are subject to the removal or elimination provisions of subparagraph (D) of this paragraph
               (71). Tenant shall pay Landlord as additional rent the cost of any removal or elimination under the provision of subparagraph
               (D) of this paragraph 71 incurred by Landlord upon presentation of a bill therefor by the Landlord to Tenant.

                    (G) No above-ground or underground storage tanks for the
               storage of any chemicals, waste materials or by-products shall be installed at the Demised Premises by Tenant without the express written consent of Landlord.

                    (H) Not later than sixty (60) days prior to the expiration or termination of the Lease, Landlord, at its sole discretion, may perform an environmental audit of the Demised Premises to document the environmental conditions existing at the Demised Premises and to determine whether any Hazardous Substances, pollutants or contaminants exist at (or are found to have been discharged from) the Demised Premises. Tenant shall fully cooperate with and permit Landlord, it agents, contractors or employees, access to the Demised Premises to conduct the environmental audit and any sampling and testing activities. The results of the audit shall be reported in an Environmental Audit Review Report ("the Environmental Report"). A copy of the Environmental Report shall be given to Tenant within thirty (30) days prior to expiration or termination of the Lease. Landlord and Tenant each acknowledge that the purpose of the Report shall be to set forth the environmental conditions existing at the Demised Premises at the time of the audit and to assist in determining Tenant's obligations under this paragraph (71) of the Lease. Failure of the Landlord to conduct the environmental audit pursuant to this subparagraph (H) does not, however, limit or otherwise affect in any way Tenant's obligations under this paragraph (71). The Tenant shall reimburse Landlord for the cost of audit and Report if (i) Tenant has failed to comply with the provisions of this paragraph (71), or
               (ii) Hazardous Substances, or other pollutants or contaminants are found on the Demised Premises or is found to have been discharged from the Demised Premises, and such Hazardous Substances, pollutants, or contaminants are subject to the removal or elimination provisions of paragraph 71(D), supra.

                    (I) Notwithstanding the provisions of subparagraph (H),
               supra, if the Lease is terminated earlier than the date specified for termination of this Lease, the environmental audit, sampling or testing, referred to in subparagraph (H) of this paragraph
               (71) shall be performed at any time prior to termination of the Lease term, and a copy of the Report shall be given to the Tenant within a reasonable time following the completion of the audit and the receipt of any sampling or testing data.

PARKING             (72) Tenant shall be entitled to use the parking areas
               adjacent to the Demised Premises for the parking of motor vehicles by Tenant, Tenant's employees, guests and customers subject to reasonable rules and regulations as may be prescribed by the Landlord. The use of such parking areas shall be limited to such use by the Tenant as is accessory to Tenant's use of said building, and Tenant shall have no right to permit such use by license or otherwise to other persons, firms or corporations. No trailers, trucks or other vehicles shall be stored in the loading areas or driveways, or shall any trailers or trucks be stored on the premises in violation of any ordinance of the Town of Babylon. Tenant acknowledges that any cars, motor vehicles trailers and the like parked at the building are parked at Tenant's sole risk and Landlord shall not be liable in any way for any loss or damaged to Tenant's vehicle or personal property therein contained.

ADDITIONAL          (73) notwithstanding anything contained in paragraph "32."
SECURITY       of this Lease to the contrary, on each anniversary date of the
DEPOSIT        commencement of the within Lease term and option term, if
               applicable, Tenant shall then forward to Landlord a sum of money which, when added to the original security deposit of Eight
               Thousand Three Hundred Sixty Eight & 38/100 Dollars



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



               ($8,368.38), plus accumulated interest thereon, will provide the Landlord with a total security deposit equal to two (2) months adjusted rent including any increases in real estate taxes and insurance above the base year costs.

OPTION TO           (74)(A) Landlord hereby agrees to give the Tenant one (1)
RENEW five (5) year option for renewing the within lease term covering the Demised Premises provided there is no default in the performance of any term or condition of this Lease on the part of the Tenant to be performed at the time specified hereafter for exercising such option. The option term shall commence on the first day of May, 2002, and terminate on the thirtieth day of April, 2007 with the minimum option rental amount to be as follows (as may be adjusted by paragraph 74(C), infra):

                  Year           Minimum Gross Annual Rent   Monthly Rent
         05/01/2002--04/30/2003 ----- $55,172.88     ------   $4,597.74
         05/01/2003--04/30/2004 ----- $56,267.58     ------   $4,688.97
         05/01/2004--04/30/2005 ----- $57,362.28     ------   $4,780.19
         05/01/2005--04/31/2006`----- $58,529.96     ------   $4,877.50
         05/01/2006--04/31/2007 ----- $59,697.64     ------   $4,974.80

                    (B) The annual gross rent set forth in paragraph (A), of
               this paragraph 74, is based upon a net rent of $4.95 per square foot plus Tenant's proportionate share of Taxes levied against the Demised Premises for the base tax year of 1996/97 which were Forty Four Thousand Six Hundred Fifty Seven & 87/100 (44,657.87) Dollars or Three Hundred Eighty Eight & 15/100 (388.15) Dollars per month or Two & 45/100 (2.45) Dollars per square foot; and the base cost of insurance as outlined in paragraph (57) of this Lease, to wit, the sum of Two Thousand Nine Hundred Fifteen & 00/100 ($2,915.00) Dollars per year or Two Hundred Forty-Two & 91/100 (242.91) Dollars per month or $.16 cents per square foot, for the insurance year from January 28, 1997, through January 28, 1998.

                    (C) The annual gross rent set forth in subparagraph (A), of this paragraph 74, for the first year of the option is based upon a net rent of $4.95 per square foot. The net rent (defined as the annual gross rent less base Taxes and base insurance) during the first year of the option shall be the greater of $4.95 and the amount obtained by multiplying the first year's rent of the Lease ($4.27 sq. ft.) by a number, the numerator of which is the cost of living index for February 2002 and the denominator of which is the cost of living for February 1997. Thereafter, the adjusted



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



               increase in the net rent for the 7th through 10th year of the option shall be determined by the average increase in the cost of living during the first five (5) years of the Lease, but in no event shall be less than the amount specified in subparagraph (A) of this paragraph 74.

                    (D) The Tenant hereby agrees to give the Landlord written
               notice sent by certified mail, return receipt requested of its intention to exercise its option to renew hereunder, no later than six months prior to the option term. In the event Tenant fails to give the required notice to the Landlord in the time allocated therefor, then and in that event the Tenant's right to exercise the option hereunder shall lapse and become null and void as if such option never existed in the first instance.

PARAGRAPH           (75) The paragraph headings in this Lease are inserted only
HEADINGS as a matter of convenience or reference, and are not to be given any effect whatsoever in construing this Lease.


    LANDLORD:                                      TENANT:
    FAIRCOURT REALTY CO.                           FOILMARK MANUFACTURING CORP.


    By: /s/ Michael J. Abramowicz                 By: /s/ Philip Leibel
        ---------------------------                   ------------------------
        Title: Partner executor/or partner            Print Name: Philip Leibel
                                                      Title: V.P.

               SECOND RIDER attached to and forming part of annexed Lease dated the____ day of May, 1997, made by and between FAIRCOURT REALTY CO. as Landlord and FOILMARK, INC., as Tenant, covering the premises known as 120 Fairchild Avenue, Plainview, County of Nassau, State of New York.

1. In the event of any conflict between the terms of the printed form of Lease, and the provisions contained in paragraphs designated "1." to 40." inclusive, or the Rider to Lease, and the provisions contained in paragraphs designated (41) to (75) inclusive, then, and in any such event, the terms of the within Second Rider shall take priority.

2. Any and all references to "Foilmark Manufacturing Corp." shall be deemed amended to read "Foilmark, Inc."

3. Any and all references to "18,200 sq. ft. building" shall be deemed amended to read "17,783 sq. ft. building".

4. With respect to paragraph (42) of the within Lease, in the event that cure shall be made within the grace period, no default shall exit under said Lease.

5. With respect to paragraph (43) of the within Lease, the ten (10) day period shall be deemed amended to read twenty (20) days.

6. Further as to paragraph (43) with respect to obligations to repair, any and all structural repairs (walls, roof, floor, etc.) shall be the responsibility of the Landlord unless such repairs shall be caused by Tenant, its employees, agents, servants or contractors.

7. At the end of paragraph (44)(B) of the within Lease," the words "if possible" shall be deemed deleted.

8. With respect to paragraph (44)(C) of the within Lease, the obligation referred to in the final sentence thereof respecting July 1st of each year shall not apply during the initial year of the Lease

9. With respect to paragraph (44)(D) of the within Lease, any right of inspection by the Landlord shall be upon reasonable notice and at reasonable times during Tenant's customary business hours, except in the case of emergency.



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



     Additionally, wherever under said Lease Landlord shall have the right to inspect, the aforesaid provision shall apply.

10.       Paragraph (55)(C) of the within Lease is amended as follows:

               During the first year of the term of the Lease, the Tenant shall receive a forty-six (46) day rent concession, with Monthly Rent payments commencing on July 1, 1997. If, during the term of the Lease, the Tenant occupies the Demised Premises prior to the completion of the interior work to be undertaken by Landlord pursuant to paragraph (44)(B), supra, the Tenant shall not pay Monthly Rent until such work is completed; however, Tenant shall be responsible for all utilities during this period.

11. All rent and additional rent due under said Lease shall be made payable to "Finkelstein Realty, Inc.", as managing agent for Landlord.

12. With respect to paragraph (44)(H) of the within Lease, and wherever else under this Lease reference is made to compliance by the Tenant for conditions which existed prior to the tenancy of Tenant hereunder unless required by or as a result of Tenant's business or operations, Tenant shall either comply or shall allow Landlord to comply or come into compliance with for such conditions. In the event that Landlord undertakes compliance, Tenant shall pay to Landlord as additional rent an annual sum of ten percent (10%) of the amount expended by Landlord for such compliance as return on investment. In no event shall such annual payment by the Tenant to Landlord for such return of investment exceed $5,000.00.*

13. With respect to paragraph (47) of the within Lease, and wherever else the consent of the Landlord is required under the terms of the Lease, said consent shall not be unreasonably withheld.

14. With respect to paragraph (49)(A) of the within Lease, and wherever else attorney's fees are provided under the terms of the Lease, Tenant shall be provided reciprocal rights for attorney's fees in the event that Tenant shall be the prevailing party in a dispute with Landlord. A party shall only be entitled to attorney's fees in the event that said party shall be the prevailing party.

15. With respect to paragraph (54) of the within Lease, the indemnity and hold harmless from Tenant shall be limited to a breach of Tenant's representation and Tenant shall not be

* However, as to pre-existing environmental/hazardous materials, the Tenant shall have no obligation to remedy nor any obligation to contribute to the Landlord upon the remedy by Landlord of such pre-existing conditions.

     obligated to indemnify and hold harmless for the mere allegation of any such breach.

16. With respect to paragraph (56)(A) of the within Lease, the term "immediately payable to Landlord" shall be deemed revised to read, ", within ten (10) days after being billed, be paid to Landlord".

17. With respect to paragraph (58)(A) of the within Lease, Tenant shall surrender the Demised Premises as stated therein, reasonable wear and tear excepted.

18.       Paragraph (66) of the within Lease is amended as follows:

               Interest shall accrue at the maximum legal rate as allowed by law on any payment of additional rent due under this Lease if said additional rent is not paid within ten (10) days after the due date of such payment; however, said interest, shall accrue from the due date. Said interest is intended to compensate Landlord for additional expenses incurred by Landlord in processing such late payments and shall be construed as additional rent and shall be due and payable with the next monthly installment of rent. The payment of the aforesaid interest on the part of the Tenant shall not be deemed a waiver of any and all other remedies available to the Landlord under the provisions of the within Lease.

19. With respect to paragraph (69) of the within Lease, Landlord agrees to make written request to obtain a Nondistrubance Agreement from any future lender to which said Lease shall be subordinated reflecting that, provided that the Tenant shall not be in default under the terms of said Lease the same shall not extinguish the Lease.

20. With respect to paragraph (71)(A) of the within Lease, the phrase "in any reasonable manner with respect to the operation of Tenant's business" is amended to read, "for the operation of Tenant's business".

21.       The following notice provision shall be deemed added to the Lease:

          Any notice, approval or consent required or permitted to be given hereunder shall be in writing, shall be given by personal delivery, reputable overnight courier, facsimile transmission or by registered mail, postage prepaid and return receipt requested, to the recipient at such recipient's address set forth below:

                           If to the Landlord:

                           Faircourt Realty Co.
                           c/o Finkelstein Realty, Inc.
                           450 Jericho Turnpike, Suite 207
                           Mineola, New York 11501

                           with a required copy to;

                           Theodore W. Firetog, Esq.
                           111 Thomas Powell Boulevard
                           Farmingdale, New York 11735-2251
                           Telecopy: (516) 845-8031


                           If to the Tenant:

                           Foilmark, Inc.
                           40 Melville Park Road
                           Melville, New York 11747
                           Attention: Mr. Philip Leibel
                           Telecopy: (516) 367-4768


                           with a required copy to:

                           Margolin & Margolin
                           52 Elm street
                           Huntington, New York 11743
                           Attention: James S. Margolin, Esq.
                           Telecopy: (516) 427-8134

     All such notices shall be effective and deemed given upon delivery, if delivered personally or by overnight courier; upon receipt in the case of facsimile transmission. each such notice shall bear the date upon which it is delivered, transmitted or mailed. Each party may, by like notice, change the address to which notices shall be addressed hereunder.


         LANDLORD:                               TENANT:
         FAIRCOURT REALTY CO.                    FOILMARK, INC.


         By: /s/ Michael J. Abramowicz             By: /s/ Philip Leibel
         -------------------------------               ------------------------
         Title: Partner executor/or partner            Print Name: Philip Leibel
                                                       Title: Philip Leibel V.P.